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Exhibit 32.1

                                  CERTIFICATION
                                       OF
                           CO-CHIEF EXECUTIVE OFFICERS
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Andre' DiMino, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

     I, David Saloff, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

     I, Alan Gallantar, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q SB fairly presents, in all material respects, the financial condition and results of operations of Ivivi Technologies, Inc.

                                        By: /s/ Andre' DiMino
                                            -----------------
                                            Andre' DiMino
                                            Co-Chief Executive Officer

                                        Date: February 14, 2008

                                        By: /s/ David Saloff
                                            ----------------
                                            David Saloff
                                            President and
                                            Co-Chief
                                            Executive Officer

                                        Date: February 14, 2008

                                        By: /s/ Alan Gallantar
                                            ---------------------
                                            Alan Gallantar
                                            Chief Financial Officer

                                        Date: February 14, 2008

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Quarterly Report on Form 10-QSB of Ivivi Technologies, Inc. for the quarter ended December 31, 2007 or as a separate disclosure document.

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ivivi Technologies, Inc. and will be retained by Ivivi Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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